Exhibit 99.2

FINANCIAL SUPPLEMENT

JUNE 30, 2007

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R .  The restatement did not affect our statements of operations or segment results for the 2006 or 2007 periods.

Professional Fees

In the second quarter of 2007 we recorded $5.3 million of professional fees as a direct result of the ongoing stock option investigation. In addition, approximately $0.6 million of professional fees related to the stock option investigation which are included in the second quarter of 2006.  These costs were recorded as a component of “office and general” expenses and primarily relate to legal costs and other professional fees. In addition, we have incurred costs related to litigation, the informal investigation by the SEC and the investigation by the United States Attorney for the Southern District of New York.

We expect to continue to incur significant professional fees related to the ongoing stock option investigation.  While we cannot quantify or estimate the timing of these costs throughout 2007 and into the future, they primarily relate to legal fees paid on behalf of former employees and former members of senior management, fees paid in defense of shareholder litigation and potential fines, damages or settlements.

Severance

Included in our operating results for the three month period ended June 30, 2007, is approximately $15.8 million of severance charges related to executive officers who departed the Company in the second quarter of 2007.  Of the $15.8 million, approximately
$12.8 million is non-cash and relates to the acceleration of equity awards.  The severance is recorded as component of salaries and related and the acceleration of equity awards is recorded as a component of amortization of restricted stock and RSU’s in our Financial Supplement.

Certain reclassifications of prior year amounts have been made for consistent presentation.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  The presentation of information in this financial supplement is not intended to be used in place of the financial information prepared and presented in accordance with GAAP, nor is it intended to be considered in isolation. We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  As a result of the adoption SFAS 123(R) in 2006, free cash flow amounts in 2004 and 2005 have been adjusted to exclude the income tax benefits on stock option exercises.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

Monster Worldwide, Inc.

Statements of Operations—Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	6M 2006	6M 2007

Monster Careers	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$290,223	$291,326	$461,779	$581,549
Internet Advertising & Fees	26,059	27,903	30,830	32,447	37,979	41,563	40,356	38,805	39,823	70,426	78,628
Revenue	198,091	206,834	223,812	257,036	275,169	285,855	298,616	329,028	331,149	532,205	660,177

Salary and related	77,510	81,820	85,819	89,524	95,439	103,895	112,172	117,985	129,037	184,963	247,022
Office and general	29,135	28,831	31,405	36,973	32,672	42,025	50,007	60,436	53,033	69,645	113,469
Marketing and promotion	47,062	46,074	53,633	65,799	73,212	68,077	66,418	78,069	78,045	139,011	156,114
OIBDA(1)	44,384	50,109	52,955	64,740	73,846	71,858	70,019	72,538	71,034	138,586	143,572

Depreciation expense	5,820	5,967	6,292	7,097	8,586	7,323	7,895	8,285	9,827	15,683	18,112
Amortization of restricted stock and RSU Plan	534	540	693	2,029	3,423	2,943	2,424	4,176	17,069	5,452	21,245
Non-cash stock option expense	2,138	6,601	425	—	—	—	—	186	47	—	233
Amortization of intangibles	2,247	2,179	2,832	2,675	2,569	1,765	1,870	1,696	1,716	5,244	3,412
Operating expenses	164,446	172,012	181,099	204,097	215,901	226,028	240,786	270,833	288,774	419,998	559,607

Operating income	33,645	34,822	42,713	52,939	59,268	59,827	57,830	58,195	42,375	112,207	100,570
Interest and other, net(2)	733	684	3,804	3,130	3,940	5,012	6,398	5,304	6,912	7,070	12,216
Income from cont. operations, pre-tax	34,378	35,506	46,517	56,069	63,208	64,839	64,228	63,499	49,287	119,277	112,786

Income taxes	12,146	13,015	16,028	20,411	22,077	22,692	22,481	22,352	17,406	42,488	39,758
Losses in equity interests, net	(367)	(641)	(2,180)	(1,241)	(2,284)	(2,054)	(1,517)	(1,420)	(2,966)	(3,525)	(4,386)
Income from continuing operations	21,865	21,850	28,309	34,417	38,847	40,093	40,230	39,727	28,915	73,264	68,642

Income (loss) from disc. operations, net of tax(3)	(3,848)	4,216	7,840	7,845	770	(123,910)	(1,155)	(245)	(299)	8,615	(544)

Net income (loss)	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$81,879	$68,098

Basic earnings (loss) per share:
Income from continuing operations	$0.18	$0.18	$0.23	$0.27	$0.30	$0.31	$0.31	$0.31	$0.22	$0.57	$0.53
Net income (loss)	$0.15	$0.21	$0.29	$0.33	$0.31	$(0.65)	$0.30	$0.30	$0.22	$0.64	$0.52

Diluted earnings (loss) per share:
Income from continuing operations	$0.18	$0.18	$0.22	$0.26	$0.29	$0.31	$0.31	$0.30	$0.22	$0.56	$0.51
Net income (loss)	$0.15	$0.21	$0.28	$0.32	$0.30	$(0.64)	$0.30	$0.30	$0.21	$0.62	$0.51

Weighted avg. shares outstanding:
Basic shares	121,049	122,128	124,348	126,753	128,551	128,484	128,489	129,653	130,542	127,662	130,268
Diluted shares	123,181	124,757	127,418	130,619	132,009	130,827	131,209	132,464	133,121	131,390	133,324

(1)—See notes to financial supplement for further explanation of non-GAAP measures.

(2)—Interest and other, net includes a $2.1 million gain from the sale of a long-term investment and a $1.3 million gain related to an early repayment of a note associated with a disposed company in the fourth quarters of 2005 and 2006, respectively.

(3)—Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics—Statements of Operations—Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007

Monster Careers	$620,064	$664,718	$708,718	$768,534	$833,692	$899,053	$964,331	$1,029,965	$1,084,101
Internet Advertising & Fees	97,404	101,905	109,553	117,239	129,159	142,819	152,345	158,703	160,547
Revenue	717,468	766,623	818,271	885,773	962,851	1,041,872	1,116,676	1,188,668	1,244,648

Salary and related	284,345	300,935	316,431	334,673	352,602	374,677	401,030	429,491	463,089
Office and general	108,958	113,062	118,444	126,344	129,881	143,075	161,677	185,140	205,501
Marketing and promotion	168,640	177,682	194,721	212,568	238,718	260,721	273,506	285,776	290,609
OIBDA(1)	155,525	174,944	188,675	212,188	241,650	263,399	280,463	288,261	285,449

Depreciation expense	22,264	22,410	23,838	25,176	27,942	29,298	30,901	32,089	33,330
Amortization of restricted stock and RSU Plan	2,878	2,681	2,735	3,796	6,685	9,088	10,819	12,966	26,612
Non-cash stock option expense	10,249	14,165	11,885	9,164	7,026	425	—	186	233
Amortization of intangibles	9,917	9,054	9,585	9,933	10,255	9,841	8,879	7,900	7,047
Operating expenses	607,251	639,989	677,639	721,654	773,109	827,125	886,812	953,548	1,026,421

Operating income	110,217	126,634	140,632	164,119	189,742	214,747	229,864	235,120	218,227
Interest and other, net	(620)	572	4,830	8,351	11,558	15,886	18,480	20,654	23,626
Income from cont. operations, pre-tax	109,597	127,206	145,462	172,470	201,300	230,633	248,344	255,774	241,853

Income taxes	40,154	47,346	51,641	61,600	71,531	81,208	87,661	89,602	84,931
Losses in equity interests, net	(576)	(1,217)	(3,397)	(4,429)	(6,346)	(7,759)	(7,096)	(7,275)	(7,957)
Income from continuing operations	68,867	78,643	90,424	106,441	123,423	141,666	153,587	158,897	148,965

Income (loss) from disc. operations, net of tax	3,428	2,642	7,770	16,053	20,671	(107,455)	(116,450)	(124,540)	(125,609)

Net income	$72,295	$81,285	$98,194	$122,494	$144,094	$34,211	$37,137	$34,357	$23,356

Basic earnings per share:
Income from continuing operations	$0.57	$0.65	$0.74	$0.86	$0.98	$1.12	$1.20	$1.23	$1.15
Net income	$0.60	$0.67	$0.80	$0.99	$1.15	$0.27	$0.29	$0.27	$0.18

Diluted earnings per share:
Income from continuing operations	$0.56	$0.64	$0.72	$0.84	$0.96	$1.09	$1.17	$1.21	$1.13
Net income	$0.59	$0.66	$0.79	$0.97	$1.12	$0.26	$0.28	$0.26	$0.18

Weighted avg. shares outstanding:
Basic shares	119,915	120,801	122,055	123,570	125,445	127,034	128,077	128,794	129,292
Diluted shares	122,366	123,467	125,038	126,494	128,701	130,218	131,247	131,627	131,905

(1)—See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows—Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	6M 2006	6M 2007
Cash flows provided by operating activities:
Net income (loss)	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$81,879	$68,098
Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	3,848	(4,216)	(7,840)	(7,845)	(770)	123,910	1,155	245	299	(8,615)	544
Depreciation and amortization	8,067	8,146	9,124	9,772	11,155	9,088	9,765	9,981	11,543	20,927	21,524
Provision for doubtful accounts	1,750	2,781	1,807	2,824	1,840	1,841	2,550	2,483	2,630	4,664	5,113
Tax benefit on stock based compensation(2)	1,100	(428)	12,180	—	—	—	—	—	—	—	—
Non cash compensation	2,405	7,086	640	2,029	3,423	2,943	2,424	4,362	17,116	5,452	21,478
Common stock issued for matching contribution to 401(k) plan and other	1,264	835	973	996	858	—	—	—	—	1,854	—
Deferred income taxes	1,973	4,543	9,762	6,736	2,593	(815)	2,267	2,100	(7,605)	9,329	(5,505)
Gain on disposal of assets	—	—	—	—	—	—	—	—	(572)	—	(572)
Loss in equity interests and other	359	366	2,641	1,235	2,284	2,056	1,522	1,420	2,966	3,519	4,386
Changes in assets and liabilities, net of business combinations:
Accounts receivable	(4,675)	(14,099)	(75,510)	(3,062)	(21,388)	(24,072)	(122,790)	25,170	(4,804)	(24,450)	20,366
Prepaid and other	(11,997)	1,800	(8,617)	(1,492)	(8,248)	(14,542)	2,465	(2)	(4,202)	(9,740)	(4,204)
Deferred revenue	3,449	2,195	79,779	15,900	5,544	(2,328)	97,440	5,691	2,360	21,444	8,051
Accounts payable, accrued expenses and other liabilities	20,339	24,301	(6,443)	8,377	24,478	48,418	12,739	(8,950)	7,163	32,855	(1,787)
Net cash provided by (used for) operating activities of discontinued operations	7,023	6,960	6,304	4,326	1,342	16,168	(4,053)	(2,983)	(2,349)	5,668	(5,332)
Total adjustments	34,905	40,270	24,800	39,796	23,111	162,667	5,484	39,517	24,545	62,907	64,062
Net cash provided by operating activities	52,922	66,336	60,949	82,058	62,728	78,850	44,559	78,999	53,161	144,786	132,160

Cash flows provided by (used for) investing activities:
Capital expenditures	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(25,543)	(37,214)
Purchase of marketable securities	—	—	(118,461)	(334,990)	(608,773)	(404,703)	(373,959)	(365,031)	(317,555)	(943,763)	(682,586)
Sale and maturities of marketable securities	—	—	—	238,001	406,537	321,390	342,351	311,662	277,903	644,538	589,565
Payments for acquisitions and intangible assets, net of cash acquired	(1,140)	(884)	(96,598)	(1,450)	(16,832)	(631)	(688)	(1,664)	(142)	(18,282)	(1,806)
Investment in unconsolidated affiliate	—	—	—	(19,936)	—	—	—	—	—	(19,936)	—
Sale of long-term investment	—	125	2,713	—	—	—	—	—	—	—	—
Net proceeds from sale of business	50,181	(658)	1,000	—	32,950	36,205	—	—	—	32,950	—
Cash funded to equity investee	—	—	—	—	(4,800)	(2,400)	(2,800)	(2,500)	(1,600)	(4,800)	(4,100)
Net cash used for investing activities of discontinued operations	(1,572)	(1,307)	(727)	(2,469)	—	(455)	—	—	—	(2,469)	—
Net cash provided by (used for) investing activities	41,229	(9,960)	(227,056)	(130,260)	(207,045)	(63,419)	(52,334)	(79,145)	(56,996)	(337,305)	(136,141)

Cash flows provided by financing activities:
Net borrowings (payments) under line of credit and capital lease obligations	(1,328)	(302)	323	(276)	(87)	(130)	322	—	—	(363)	—
Payments on acquisition debt	(5,688)	(1,381)	—	(22,205)	(7,480)	—	440	(16,310)	(5,552)	(29,685)	(21,862)
Proceeds from the exercise of employee stock options	10,733	23,323	57,317	59,594	31,571	60	1,038	43,395	10,006	91,165	53,401
Excess tax benefits from stock option exercises(2)	—	—	—	11,275	6,049	16	632	6,486	5,857	17,324	12,343
Repurchase of common stock	(1,398)	—	(7,906)	(8,537)	(5,879)	—	(318)	(3,326)	(6,716)	(14,416)	(10,042)
Structured stock repurchase, net	—	—	—	(22,758)	—	—	—	—	—	(22,758)	—
Net cash provided by (used for) financing activities	2,319	21,640	49,734	17,093	24,174	(54)	2,114	30,245	3,595	41,267	33,840

Effects of exchange rates on cash	(1,577)	(125)	(739)	547	1,167	352	1,553	963	1,037	1,714	2,000
					—
Net increase (decrease) in cash and cash equivalents	94,893	77,891	(117,112)	(30,562)	(118,976)	15,729	(4,108)	31,062	797	(149,538)	31,859
Cash and cash equivalents, beginning of period	140,925	235,818	313,709	196,597	166,035	47,059	62,788	58,680	89,742	196,597	58,680
Cash and cash equivalents, end of period	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539	$47,059	$90,539

Free cash flow(1):
Net cash provided by operating activities	$52,922	$66,336	$60,949	$82,058	$62,728	$78,850	$44,559	$78,999	$53,161	$144,786	$132,160
Less: Tax benefit on stock option exercises	(1,100)	428	(12,180)	—	—	—	—	—	—	—	—
Less: Capital expenditures	(6,240)	(7,236)	(14,983)	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(25,543)	(37,214)
Free cash flow	$45,582	$59,528	$33,786	$72,642	$46,601	$66,025	$27,321	$57,387	$37,559	$119,243	$94,946

(1)—See notes to financial supplement for further explanation of non-GAAP measures.

(2)—The Company adopted SFAS 123R on January 1, 2006 using the modified prospective method.  The Company did not restate 2005 periods as a result of the adoption.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
ASSETS
	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007
Current asstes:
Cash and cash equivalents	$235,818	$313,709	$196,597	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539
Available-for-sale securities	—	—	123,747	221,019	422,972	506,285	537,893	591,262	630,914
Accounts receivable, net	172,785	184,101	258,848	259,086	278,870	324,507	444,747	417,329	419,033
Prepaid and other	48,227	45,852	54,651	58,242	63,565	77,937	82,488	89,650	100,233
Current assets of discontinued operations	150,494	144,994	139,216	129,844	90,864	—	—	—	—
Total current assets	607,324	688,656	773,059	834,226	903,330	971,517	1,123,808	1,187,983	1,240,719

Property and equipment, net	70,736	72,279	80,977	83,302	89,243	94,150	102,402	115,729	122,077
Goodwill	433,602	429,835	521,717	531,497	567,677	570,272	589,041	590,553	595,850
Intangibles, net	47,824	50,312	55,602	53,509	54,569	53,067	51,695	50,262	48,781
Investment in unconsolidated affiliates	49,351	48,935	46,758	65,480	63,196	61,142	59,625	57,748	54,782
Other assets	26,437	26,280	29,755	30,363	46,018	49,156	43,232	55,540	48,360
Long-term assets of discontinued operations	172,343	172,938	170,847	171,191	139,266	—	—	—	—
Total assets	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$219,459	$244,952	$249,464	$255,812	$288,031	$350,250	$358,850	$279,032	$278,553
Deferred revenue	244,568	246,763	327,429	343,329	349,034	346,706	444,145	449,836	452,196
Current portion of long-term debt	26,572	29,903	31,378	21,789	18,635	18,507	23,249	7,074	1,660
Current liabilities of discontinued operations	117,143	106,010	97,674	88,855	46,028	—	—	—	—
Total current liabilities	607,742	627,628	705,945	709,785	701,728	715,463	826,244	735,942	732,409

Long-term debt, less current portion	14,363	14,805	15,678	3,093	2,185	2,152	415	395	312
Long-term income taxes payable	—	—	—	—	—	—	—	84,480	89,910
Other liabilities	4,043	8,934	23,615	30,481	34,812	34,454	33,459	39,496	30,169
Long-term liabilities of discontinued operations	171	155	137	—	—	—	—	—	—
Total liabilities	626,319	651,522	745,375	743,359	738,725	752,069	860,118	860,313	852,800

Common stock and class B common stock	122	124	127	129	131	131	131	131	131
Additional paid-in capital	1,454,362	1,485,236	1,548,936	1,592,077	1,629,378	1,632,246	1,636,023	1,687,407	1,713,670
Accumulated other comprehensive income	40,267	39,740	35,515	42,979	64,424	68,034	87,632	87,708	93,096
Retained earnings (deficit)	(713,453)	(687,387)	(651,238)	(608,976)	(569,359)	(653,176)	(614,101)	(577,744)	(549,128)
Total stockholders’ equity	781,298	837,713	933,340	1,026,209	1,124,574	1,047,235	1,109,685	1,197,502	1,257,769

Total liabilities and stockholders’ equity	$1,407,617	$1,489,235	$1,678,715	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569

Selected Financial Ratios(2)
—Annualized return on equity	9.2%	12.9%	16.3%	17.3%	14.7%	-30.9%	14.5%	13.7%	9.3%
—Book value per share	$6.43	$6.77	$7.44	$8.01	$8.75	$8.15	$8.63	$9.19	$9.60
—Cash and marketable securities per share	$1.94	$2.54	$2.55	$3.02	$3.66	$4.43	$4.64	$5.23	$5.51

(2)—See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis—Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data

	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	6M 2006	6M 2007
Segment revenue:
Monster Careers—North America	$126,152	$134,094	$137,798	$159,998	$162,816	$166,910	$168,327	$184,017	$174,481	$322,814	$358,498
Monster Careers—International	45,880	44,837	55,184	64,591	74,374	77,382	89,933	106,206	116,845	138,965	223,051
Monster Careers revenue	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$258,260	$290,223	$291,326	$461,779	$581,549

Internet Advertising & Fees revenue	26,059	27,903	30,830	32,447	37,979	41,563	40,356	38,805	39,823	70,426	78,628

Consolidated revenue	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$329,028	$331,149	$532,205	$660,177

Segment OIBDA(1):
Monster Careers—North America	$45,309	$50,984	$49,974	$58,652	$61,337	$62,114	$64,984	$71,150	$60,845	$119,989	$131,995
Monster Careers—International	(777)	92	3,580	4,724	7,064	8,248	13,001	12,594	17,362	11,788	29,956
Monster Careers OIBDA(1)	$44,532	$51,076	$53,554	$63,376	$68,401	$70,362	$77,985	$83,744	$78,207	$131,777	$161,951

Internet Advertising & Fees OIBDA(1)	9,187	9,557	11,915	11,608	14,235	13,504	12,849	6,439	7,750	25,843	14,189

Total Monster OIBDA(1)	$53,719	$60,633	$65,469	$74,984	$82,636	$83,866	$90,834	$90,183	$85,957	$157,620	$176,140

Corporate expenses before D&A(1)	$(9,335)	$(10,524)	$(12,514)	$(10,244)	$(8,790)	$(12,008)	$(20,815)	$(17,645)	$(14,923)	$(19,034)	$(32,568)

Segment operating income (loss)(1):
Monster Careers—North America	$41,100	$46,735	$45,769	$54,559	$55,597	$57,193	$59,853	$65,878	$54,579	$110,156	$120,457
Monster Careers—International	(3,217)	(2,367)	285	765	2,003	4,997	9,658	7,961	12,055	2,768	20,016
Monster Careers operating income	$37,883	$44,368	$46,054	$55,324	$57,600	$62,190	$69,511	$73,839	$66,634	$112,924	$140,473

Internet Advertising & Fees operating income	8,046	8,407	10,656	9,486	12,563	11,843	11,170	4,304	5,211	22,049	9,515

Total Monster operating income	$45,929	$52,775	$56,710	$64,810	$70,163	$74,033	$80,681	$78,143	$71,845	$134,973	$149,988

Corporate expenses	$(12,284)	$(17,953)	$(13,997)	$(11,871)	$(10,895)	$(14,206)	$(22,851)	$(19,948)	$(29,470)	$(22,766)	$(49,418)

Margin Analysis:

Monster Careers—North America OIBDA margin	35.9%	38.0%	36.3%	36.7%	37.7%	37.2%	38.6%	38.7%	34.9%	37.2%	36.8%
Monster Careers—North America operating margin	32.6%	34.9%	33.2%	34.1%	34.1%	34.3%	35.6%	35.8%	31.3%	34.1%	33.6%
Monster Careers—International OIBDA margin	–1.7%	0.2%	6.5%	7.3%	9.5%	10.7%	14.5%	11.9%	14.9%	8.5%	13.4%
Monster Careers—International operating margin	–7.0%	–5.3%	0.5%	1.2%	2.7%	6.5%	10.7%	7.5%	10.3%	2.0%	9.0%
Monster Careers OIBDA margin	25.9%	28.5%	27.8%	28.2%	28.8%	28.8%	30.2%	28.9%	26.8%	28.5%	27.8%
Monster Careers operating margin	22.0%	24.8%	23.9%	24.6%	24.3%	25.5%	26.9%	25.4%	22.9%	24.5%	24.2%
Internet Advertising & Fees OIBDA margin	35.3%	34.3%	38.6%	35.8%	37.5%	32.5%	31.8%	16.6%	19.5%	36.7%	18.0%
Internet Advertising & Fees operating margin	30.9%	30.1%	34.6%	29.2%	33.1%	28.5%	27.7%	11.1%	13.1%	31.3%	12.1%
Consolidated OIBDA margin	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	22.0%	21.5%	26.0%	21.7%
Consolidated operating margin	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.7%	12.8%	21.1%	15.2%

(1)—See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Geographic Information and Employee Data—Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data

	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	6M 2006	6M 2007

Consolidated revenue by geographic region:
North America	$152,211	$161,997	$168,628	$192,445	$200,795	$208,473	$208,683	$222,822	$214,304	$393,240	$437,126
International	45,880	44,837	55,184	64,591	74,374	77,382	89,933	106,206	116,845	138,965	223,051
Consolidated revenue	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$298,616	$329,028	$331,149	$532,205	$660,177

Consolidated OIBDA by geographic region:
North America	$54,496	$60,541	$61,889	$70,260	$75,572	$75,618	$77,833	$77,589	$68,595	$145,832	$146,184
International	(777)	92	3,580	4,724	7,064	8,248	13,001	12,594	17,362	11,788	29,956
Corporate	(9,335)	(10,524)	(12,514)	(10,244)	(8,790)	(12,008)	(20,815)	(17,645)	(14,923)	(19,034)	(32,568)
Consolidated OIBDA(1)	$44,384	$50,109	$52,955	$64,740	$73,846	$71,858	$70,019	$72,538	$71,034	$138,586	$143,572

Consolidated operating income (loss) by geographic region:
North America	$49,146	$55,142	$56,425	$64,045	$68,160	$69,036	$71,023	$70,182	$59,790	$132,205	$129,972
International	(3,217)	(2,367)	285	765	2,003	4,997	9,658	7,961	12,055	2,768	20,016
Corporate	(12,284)	(17,953)	(13,997)	(11,871)	(10,895)	(14,206)	(22,851)	(19,948)	(29,470)	(22,766)	(49,418)
Consolidated operating income	$33,645	$34,822	$42,713	$52,939	$59,268	$59,827	$57,830	$58,195	$42,375	$112,207	$100,570

Employee Data:

Global employees (ones)	3,216	3,347	3,537	3,785	4,214	4,632	4,854	5,321	5,476	4,214	5,476
Annualized revenue per average employee	$253.2	$252.1	$260.1	$280.8	$275.2	$258.5	$251.8	$258.7	$245.4	$275.2	$245.4

(1)—See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations—Non GAAP

(unaudited)

	Trended Quarterly Data									Year to Date Data

Summary P&L Information	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	6M 2006	6M 2007

Monster Careers	86.8%	86.5%	86.2%	87.4%	86.2%	85.5%	86.5%	88.2%	88.0%	86.8%	88.1%
Internet Advertising & Fees	13.2%	13.5%	13.8%	12.6%	13.8%	14.5%	13.5%	11.8%	12.0%	13.2%	11.9%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	39.1%	39.6%	38.3%	34.8%	34.7%	36.3%	37.6%	35.9%	39.0%	34.8%	37.4%
Office and general	14.7%	13.9%	14.0%	14.4%	11.9%	14.7%	16.7%	18.4%	16.0%	13.1%	17.2%
Marketing and promotion	23.8%	22.3%	24.0%	25.6%	26.6%	23.8%	22.2%	23.7%	23.6%	26.1%	23.6%
OIBDA(1)	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	23.4%	22.0%	21.5%	26.0%	21.7%

Depreciation expense	2.9%	2.9%	2.8%	2.8%	3.1%	2.6%	2.6%	2.5%	3.0%	2.9%	2.7%
Amortization of restricted stock and RSU Plan	0.3%	0.3%	0.3%	0.8%	1.2%	1.0%	0.8%	1.3%	5.2%	1.0%	3.2%
Non-cash stock option expense	1.1%	3.2%	0.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%
Amortization of intangibles	1.1%	1.1%	1.3%	1.0%	0.9%	0.6%	0.6%	0.5%	0.5%	1.0%	0.5%
Operating expenses	83.0%	83.2%	80.9%	79.4%	78.5%	79.1%	80.6%	82.3%	87.2%	78.9%	84.8%

Operating income	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	19.4%	17.7%	12.8%	21.1%	15.2%
Interest and other, net	0.4%	0.3%	1.7%	1.2%	1.4%	1.8%	2.1%	1.6%	2.1%	1.3%	1.9%
Income from cont. operations, pre-tax	17.4%	17.2%	20.8%	21.8%	23.0%	22.7%	21.5%	19.3%	14.9%	22.4%	17.1%

Income taxes	6.1%	6.3%	7.2%	7.9%	8.0%	7.9%	7.5%	6.8%	5.3%	8.0%	6.0%
Losses in equity interests, net	–0.2%	–0.3%	–1.0%	–0.5%	–0.8%	–0.7%	–0.5%	–0.4%	–0.9%	–0.7%	–0.7%
Income from continuing operations	11.0%	10.6%	12.6%	13.4%	14.1%	14.0%	13.5%	12.1%	8.7%	13.8%	10.4%

Income (loss) from disc. operations, net of tax	–1.9%	2.0%	3.5%	3.1%	0.3%	–43.3%	–0.4%	–0.1%	–0.1%	1.6%	–0.1%

Net income	9.1%	12.6%	16.2%	16.4%	14.4%	-29.3%	13.1%	12.0%	8.6%	15.4%	10.3%

(1)—See notes to financial supplement for further explanation of non-GAAP measures.